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                                                                    EXHIBIT 10.2


                               NATIONAL CITY BANK

                          Dated as of September 1, 1998

Advanced Lighting Technologies, Inc.
2307 East Aurora Road
Twinsburg, Ohio 44087

         Re:      Elimination of Requirement for Delivery
                  of Monthly Financial Statements
                  under Credit Agreement


Ladies and Gentlemen:

         This letter will confirm, upon execution and delivery of the same or separate counterparts of this letter by the parties named below, that retroactive to the effective date of the Credit Agreement, dated as of January 2, 1998, among Advanced Lighting Technologies, Inc., the Lenders party thereto, and National City Bank, as Administrative Agent, the requirement contained in section 8.1(d) of such Credit Agreement for the delivery of monthly financial statements is eliminated and shall be of no force or effect.


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
NATIONAL CITY BANK,                                         NBD BANK
      INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


BY: /s/                                                     BY: /s/
   _____________________________                               _____________________________
        SENIOR VICE PRESIDENT                                          VICE PRESIDENT

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PNC BANK, NATIONAL ASSOCIATION                              NATIONAL BANK OF CANADA,
                                                                   A CANADIAN CHARTERED BANK,
                                                                   CLEVELAND REPRESENTATIVE OFFICE


BY: /s/                                                     BY: /s/
   _____________________________                               _____________________________
          VICE PRESIDENT                                          ASSISTANT VICE PRESIDENT

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ACCEPTED AND AGREED:

ADVANCED LIGHTING
       TECHNOLOGIES, INC.


BY: /s/
   _____________________________
     CHIEF FINANCIAL OFFICER

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